                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITORS

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-87792) and related Prospectus of Transamerica Preferred Advantage Variable Annuity.


                                            /s/ Ernst & Young LLP


Des Moines, Iowa
July 11, 2002